Exhibit 10.1

INCREMENTAL AMENDMENT

July 31, 2013

To:	Barclays Bank PLC,

as Administrative Agent under the Term Loan Agreement referred to below

Reference is made to the Term Loan Agreement, dated as of April 29, 2013 (as amended as of May 30, 2013 and as thereafter amended or otherwise modified, the “Term Loan Agreement”), by and among CDW LLC, an Illinois limited liability company (the “Borrower”), each of the lenders from time to time party thereto (collectively the “Lenders” and, each individually, a “Lender”) and Barclays Bank PLC as Administrative Agent and Collateral Agent.

This notice is an Incremental Amendment referred to in Section 2.22 of the Term Loan Agreement. Effective as of the Incremental Amendment Effective Date (as defined below), the Borrower, the Administrative Agent and each of the Lenders and Additional Lenders signatory hereto each hereby agree as follows:

ARTICLE I

DEFINED TERMS; SCHEDULE 2.01

(a) Terms defined in the Term Loan Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below and are hereby added to Section 1.01 of the Term Loan Agreement in correct alphabetical order:

“Incremental Amendment Effective Date” shall have the meaning assigned to such term in Article IV of the Incremental Amendment No. 1.

“Incremental Amendment No. 1” shall mean the Incremental Amendment, dated as of July 31, 2013, by and among the Borrower, certain Lenders party thereto and the Administrative Agent.

“Term B-1 Lender” shall mean each Lender with a Term B-1 Loan Commitment or an outstanding Term B-1 Loan.

“Term B-1 Loan” shall have the meaning assigned to such term in clause (a) of Article II of the Incremental Amendment No. 1. The Term B-1 Loans shall constitute Incremental Term Loans (and Term Loans) for all purposes of the Term Loan Agreement.

“Term B-1 Loan Commitment” shall mean, as to any Term B-1 Lender, the commitment of such Lender to make Term B-1 Loans on the Incremental Amendment Effective Date in an aggregate principal amount not to exceed, as applicable, the amount set forth opposite such Lender’s name under the heading “Term B-1 Loan Commitment” on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Term B-1 Loan Commitment or Term B-1 Loans, as applicable, as the same may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

(b) Schedule 2.01 of the Term Loan Agreement is amended and restated in its entirety to read as set forth on Schedule 2.01 to this Incremental Amendment.

ARTICLE II

INCREMENTAL TERM LOANS

The terms of the Term B-1 Loans established pursuant to this Incremental Amendment shall be identical to the terms of the Term Loans outstanding immediately prior to the effectiveness of this Incremental Amendment (the “Existing Term Loans”), subject to the following additional or modified terms or as otherwise provided herein:

(a) Procedure for Borrowing Term B-1 Loans. Subject to the terms and conditions hereof and in the Term Loan Agreement, each Term B-1 Lender severally agrees to make a loan (a “Term B-1 Loan”) on the Incremental Amendment Effective Date in an amount equal to its Term B-1 Loan Commitment. The Term B-1 Loans shall be initially incurred pursuant to a single Eurodollar Borrowing, with such Borrowing to be subject to (x) an Interest Period which commences on the Incremental Amendment Effective Date and ends on the last day of the Interest Period applicable to the Existing Term Loans and (y) the Adjusted LIBO Rate applicable to the Term B-1 Loans for such period, it being understood that from and after the Incremental Amendment Effective Date the Existing Term Loans and the Term B-1 Loans shall be fungible and shall constitute a single class of Term Loans.

(b) Amortization of Term B-1 Loans.

(i) As set forth in Section 2.11(a) of the Term Loan Agreement, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders (which, for the avoidance of doubt, includes the Existing Term Loan Lenders and the Term B-1 Lenders), on each Principal Payment Date occurring prior to the Term Loan Maturity Date (commencing with the first Principal Payment Date following the Incremental Amendment Effective Date), a principal amount of the Term Loans (which, for the avoidance of doubt, includes the Existing Term Loans and the Term B-1 Loans) (as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(e) of the Term Loan Agreement) equal to 0.25% of the original principal amount of the Term Loans.

(ii) As set forth in Section 2.11(b) of the Term Loan Agreement, to the extent not previously paid, the Borrower shall pay to the Administrative Agent for the ratable account of the Term B-1 Lenders the outstanding principal amount of the Term B-1 Loans on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) Designation. The Term B-1 Loans shall constitute Incremental Term Loans.

ARTICLE III

REPRESENTATION AND WARRANTIES; NO DEFAULTS

Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders party hereto that on and as of the date hereof (both before and immediately after giving effect to the Term B-1 Loan Commitments) and the Incremental Amendment Effective Date (both before and immediately after the making of the Term B-1 Loans): (i) the representations and warranties set forth in Article III of the Term Loan Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (ii) no Default or Event of Default has occurred and is continuing.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Incremental Amendment shall become effective on the date upon which each of the following conditions is satisfied (the “Incremental Amendment Effective Date”):

(a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof reasonably satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page) of this Incremental Amendment from (i) each Loan Party and (ii) each Term B-1 Lender listed on Schedule I hereto.

(b) No Defaults. As of the Incremental Amendment Effective Date (including at the time of and immediately after and the making of the Term B-1 Loans), no Default or Event of Default shall have occurred and be continuing.

(c) Representations and Warranties. The representations and warranties set forth in Article III of the Term Loan Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(d) Borrowing Request. The Administrative Agent shall have received a duly completed Borrowing Request for the Term B-1 Loans to be borrowed on the Incremental Amendment Effective Date.

(e) Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Term Loan Agreement (including, without limitation, the Term B-1 Lenders), dated the Incremental Amendment Effective Date, of Kirkland & Ellis LLP, special counsel to the Loan Parties, and of such other counsel to the Loan Parties reasonably satisfactory to the Administrative Agent, in each case covering such matters as the Administrative Agent may reasonably request.

(f) Financial Officer Certificate. The Administrative Agent shall have received an Officer’s Certificate, dated as of the Incremental Amendment Effective Date, certifying compliance with the conditions precedent set forth in this Article IV and in Section 4.01 of the Term Loan Agreement.

(g) Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief Financial Officer of the Borrower setting forth the conclusions that, on the Incremental Amendment Effective Date, both immediately before and after giving effect to the Transactions (including, without limitation, the borrowing of the Term B-1 Loans and the application of the proceeds thereof), the Borrower and its Subsidiaries (on a consolidated basis) are Solvent.

(h) Accrued Interest. The Borrower shall have paid, or concurrently with the effectiveness of this Incremental Amendment shall pay, to the Administrative Agent, for the ratable account of each Lender holding Existing Term Loans, all accrued and unpaid interest on the Existing Term Loans.

(i) Fees and Expenses. The Borrower shall have paid, or concurrently with the effectiveness of this Incremental Amendment shall pay, to the Administrative Agent (i) for the respective accounts of the Arrangers, such fees as have been separately agreed among such Arrangers and the Borrower, and (ii) to the extent invoiced, the reasonable documented out-of-pocket expenses of the Administrative Agent and such arrangers in connection with this Incremental Amendment.

ARTICLE V

MISCELLANEOUS

(a) Expenses. To the extent contemplated by Section 9.05 of the Term Loan Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable and documented out of pocket expenses in connection with this Incremental Amendment and the transactions contemplated hereby, including the reasonable and documented out-of-pocket fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Administrative Agent.

(b) Effect of this Incremental Amendment. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Term Loan Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Incremental Amendment Effective Date, all references to the Term Loan Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Term Loan Agreement as supplemented by this Incremental Amendment.

(c) Counterparts; Integration; Effectiveness. This Incremental Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Amendment shall become effective on the Incremental Amendment Effective Date when this Incremental Amendment shall have been executed by all parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Amendment.

(d) Type of Amendments. The Administrative Agent and the Borrower hereby agree that all amendments set forth herein are, in the reasonable opinion of the Administrative Agent and the Borrower, necessary or appropriate to effectuate the provisions of Section 2.22 of the Term Loan Agreement.

(e) Reaffirmation; Confirmation. Each Loan Party hereby expressly acknowledges the terms of this Incremental Amendment and reaffirms and confirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Incremental Amendment and the transactions contemplated hereby and (ii) its guarantee of the Loan Obligations (including, without limitation, the Term B-1 Loans and Obligations in respect thereof) under and as defined in the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Term B-1 Loans and Obligations in respect thereof) pursuant and as defined in the Security Documents.

(f) Governing Law. This Incremental Amendment and the rights and obligations of the parties under this Incremental Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(g) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Amendment.

[Signature Pages Follow]

CDW LLC, as Borrower

By:	/s/ Robert J. Welyki
	Name:	Robert J. Welyki
	Title:	Vice President, Treasurer and Assistant Secretary

By its signature below, the undersigned hereby consents to the foregoing Incremental Amendment and hereby confirms that all of its obligations under each Security Document shall continue unchanged and in full force and effect for the benefit of the Agents and the Lenders with respect to the Term Loan Agreement as amended by said Incremental Amendment:

CDW CORPORATION

By:	/s/ Robert J. Welyki
	Name:	Robert J. Welyki
	Title:	Vice President, Treasurer and Assistant Secretary

CDW DIRECT, LLC

By:	/s/ Robert J. Welyki
	Name:	Robert J. Welyki
	Title:	Vice President, Treasurer and Assistant Secretary

CDW GOVERNMENT LLC

By:	/s/ Robert J. Welyki
	Name:	Robert J. Welyki
	Title:	Vice President, Treasurer and Assistant Secretary

CDW LOGISTICS, INC.

By:	/s/ Robert J. Welyki
	Name:	Robert J. Welyki
	Title:	Vice President, Treasurer and Assistant Secretary

CDW TECHNOLOGIES INC.

By:	/s/ Robert J. Welyki
	Name:	Robert J. Welyki
	Title:	Vice President, Treasurer and Assistant Secretary

J.P. MORGAN CHASE BANK N.A., as a Term B-1 Lender

By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

ACKNOWLEDGED AND ACCEPTED:

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

SCHEDULE 2.01

LENDERS AND TERM LOAN COMMITMENTS

(as of the Incremental Amendment Effective Date)

Lender	Term B-1 Loan Commitment
J.P. Morgan Chase Bank N.A.	$190,000,000.00
Total:	$190,000,000.00